Exhibit 99.3

 Q4 EARNINGS Independent Bank Corporation (IBCP)Conference Call – January 28, 2021

 Cautionary note regarding forward-looking statements  This presentation contains forward-looking statements about Independent Bank Corporation. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of Independent Bank Corporation. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. The COVID-19 pandemic is adversely affecting Independent Bank Corporation, its customers, counterparties, employees, and third-party service providers, and the ultimate extent of the impacts on its business, financial position, results of operations, liquidity, and prospects is uncertain. Continued deterioration in general business and economic conditions or turbulence in domestic or global financial markets could adversely affect Independent Bank Corporation’s revenues and the values of its assets and liabilities, reduce the availability of funding from certain financial institutions, lead to a tightening of credit, and increase stock price volatility. In addition, changes to statutes, regulations, or regulatory policies or practices could affect Independent Bank Corporation in substantial and unpredictable ways. Independent Bank Corporation’s results could also be adversely affected by changes in interest rates; further increases in unemployment rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of its investment securities; legal and regulatory developments; litigation; increased competition from both banks and non-banks; changes in the level of tariffs and other trade policies of the United States and its global trading partners; changes in customer behavior and preferences; breaches in data security; failures to safeguard personal information; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputation risk. Certain risks and important factors that could affect Independent Bank Corporation's future results are identified in its Annual Report on Form 10-K for the year ended December 31, 2019 and other reports filed with the SEC, including among other things under the heading “Risk Factors” in such Annual Report on Form 10-K. Any forward-looking statement speaks only as of the date on which it is made, and Independent Bank Corporation undertakes no obligation to update any forward-looking statement, whether to reflect events or circumstances after the date on which the statement is made, to reflect new information or the occurrence of unanticipated events, or otherwise.  2

 Agenda  Formal Remarks.William B. (Brad) Kessel, President and Chief Executive OfficerGavin A. Mohr, Executive Vice President and Chief Financial OfficerQuestion and Answer session.Closing Remarks.Note: This presentation is available at www.IndependentBank.com in the Investor Relations area under the “Presentations” tab.  3

   COVID-19 ResponseSupporting Employees, Clients & Communities   4  Employees  Clients & Communities      Work from home. Providing the technology, culture, and operational infrastructure for the workforce to work remotely as needed.Granting additional sick and vacation time. Complying with applicable Michigan requirements (MI Safe Start Plan, etc.).Performing additional routine and on-demand sanitization of facilities using enhanced methods.  Pro-actively reaching out to our business customers to understand needs. Supporting local businesses. Closed over $250 million in SBA Payroll Protection Program (PPP) loans in 2020. Working with business and consumer customers on temporary payment relief.  When it became apparent that the Coronavirus (COVID-19) pandemic could pose a threat to our people and business, we activated our Business Continuity and Crisis Communication Core Teams to take early and decisive action

 Historical Quarterly Results  5        Quarter Ended,          ($M except per share data)    12/31/19  3/31/20  6/30/20  9/30/20  12/31/20                       Balance Sheet:              Total Assets    $3,565   $3,632   $4,043   $4,169   $4,204   Portfolio Loans     $2,725   $2,718   $2,867   $2,855   $2,734   Deposits    $3,037   $3,084   $3,485   $3,598   $3,637   Tangible Common Equity    $317   $302   $322   $340   $357   Profitability:               Pre-Tax, Pre-Provision Income    $17.0   $12.5   $23.5   $25.3   $20.6   Pre-Tax, Pre-Prov / Avg. Assets    1.91%  1.41%  2.44%  2.46%  1.98%  Net Income(1)    $13.9   $4.8   $14.8   $19.6   $17.0   Return on Average Assets(1)    1.56%  0.54%  1.54%  1.90%  1.61%  Return on Average Equity(1)    15.9%  5.5%  17.4%  21.4%  17.8%  Net Interest Margin (FTE)    3.70%  3.63%  3.36%  3.31%  3.12%  Efficiency Ratio    62.6%  69.3%  53.1%  56.4%  60.6%  Asset Quality:               NPAs / Assets    0.32%  0.50%  0.34%  0.28%  0.21%  NPAs / Loans + OREO    0.42%  0.67%  0.48%  0.41%  0.32%  Reserves / Total Loans    0.96%  1.20%  1.20%  1.25%  1.30%  NCOs / Avg. Loans    (0.01%)  0.06%  0.45%  (0.04%)  (0.02%)  Capital Ratios:              TCE Ratio    9.0%  8.4%  8.0%  8.2%  8.6%  Leverage Ratio     10.1%  9.6%  9.1%  9.0%  9.2%  Tier 1 Capital Ratio    12.7%  12.2%  12.6%  13.0%  13.3%  Total Capital Ratio    13.7%  13.4%  15.3%  15.6%  16.0%

 4Q 2020 Financial Highlights  Income StatementPre-tax, pre-provision income was $20.6 million in the fourth quarter of 2020 compared to $17.0 million in the fourth quarter of 2019.Net income of $17.0 million, or $0.77 per diluted share compared to $13.9 million, or $0.61 per diluted share for the year ago quarter.Net interest income of $31.0 million, compared to $30.7 million, for the year ago quarter.Mortgage loan originations of $502.5 million, also, $388.6 million in mortgage loans sold with $15.9 million in net gains on mortgage loans compared to $6.4 million in net gains from the year ago quarter. Mortgage servicing rights change (the “MSR Change”) due to price of negative $0.9 million ($0.03 per diluted share, after taxes) compared to $0.6 million ($0.02 per diluted share, after taxes) in the fourth quarter of 2019. Provision for loan loss credit of $0.4 million compared to a credit of $0.2 million in the fourth quarter of 2019. Included within the fourth quarter 2020 provision for loan losses is a $0.5 million increase in the subjective/qualitative reserve.Balance Sheet/CapitalSecurities available for sale increased by $87.1 million.Total portfolio loans declined by $121.8 million.Total deposits grew by $39.6 million.Total stockholder’s equity increased by $16.4 million and tangible book value per share increased by 5.0% to $16.33 per share at December 31, 2020. Paid a 20 cent per share cash dividend on common stock on November 16, 2020.  6

 Historical Annual Results  7  (1) Excluding the impact of the $5.96 million re-measurement of net deferred tax assets in 2017, net income is $26.44 million, ROA is 1.00% and ROE is 10.10%.         Year Ended December 31,             ($M except per share data)    2016  2017  2018  2019  2020  5 Year CAGR                          Balance Sheet:                 Total Assets    $2,549   $2,789   $3,353   $3,565   $4,204   10.5%  Portfolio Loans     $1,608   $2,019   $2,583   $2,725   $2,734   11.2%  Deposits    $2,226   $2,401   $2,913   $3,037   $3,637   10.3%  Tangible Common Equity    $247   $263   $304   $317   $357   7.6%  Profitability:                 Pre-Tax, Pre-Provision Income    $31.6   $39.6   $50.6   $58.6   $81.9   21.0%  Pre-Tax, Pre-Prov / Avg. Assets    1.28%  1.50%  1.62%  1.70%  2.08%  -  Net Income(1)    $22.8   $20.5   $39.8   $46.4   $56.2   19.8%  Diluted EPS     1.05%  0.95%  1.68%  2.00%  2.53%  19.2%  Return on Average Assets(1)    0.92%  0.77%  1.27%  1.35%  1.43%  -  Return on Average Equity(1)    9.21%  7.82%  12.38%  13.63%  15.68%  -  Net Interest Margin (FTE)    3.52%  3.65%  3.88%  3.80%  3.34%  -  Efficiency Ratio     73.70%  69.20%  67.20%  64.90%  59.24%  -  Asset Quality:                 NPAs / Assets    0.72%  0.35%  0.29%  0.32%  0.21%  -  NPAs / Loans + OREO    1.14%  0.49%  0.38%  0.42%  0.32%  -  Reserves / Total Loans    1.26%  1.12%  0.96%  0.96%  1.30%  -  NCOs / Avg. Loans    0.06%  (0.06%)  (0.03%)  (0.02%)  0.11%  -  Capital Ratios:                 TCE Ratio    9.7%  9.4%  9.2%  9.0%  8.6%  -  Leverage Ratio     10.5%  10.6%  10.5%  10.1%  9.2%  -  Tier 1 Capital Ratio    14.7%  14.0%  13.3%  12.7%  13.3%  -  Total Capital Ratio    15.9%  15.2%  14.3%  13.7%  16.0%  -  Shareholder Value:                TBV/Share      $ 11.62    $ 12.34    $ 12.90    $ 14.08    $ 16.33   7.0%  Dividends Paid per Share     $ 0.34    $ 0.42    $ 0.60    $ 0.72    $ 0.80   18.7%  Value of Shares Repurchased      $ 16.85    $ -    $ 12.68    $ 26.28    $ 14.23   -

 Incurred Loss Model vs CECL  25  Incurred vs. CECL ($ in Thousands)  12/31/20 “As If” ACL and percent of loans calculated at midpoint of incremental range with additional $11.5 million at Day. The ACL to total loans ratio is approximately 1.80% excluding PPP loans.   % Loans  0.96%  1.30%  1.72%(1)  “As-if CECL” Illustrative Only    Incurred Loss Build  We delayed adopting CECL under the CARES Act:Increased visibility into the economic (local, regional, national) impact of the COVID-19 pandemic. Unemployment forecast sources exhibiting wide disparity.Relationship between unemployment and credit impacted by non-traditional factors, including “stay at home” executive orders, increased unemployment eligibility as well as supplemental unemployment benefits. Incurred Model:4Q’20 provision was a credit of $0.4 millionDecember 31, 2020 allowance for loan losses of $35.4 million or,1.30% of portfolio loans;1.43% of portfolio loans excluding PPP loans and remaining Traverse City State Bank acquired loans; and450% of non-performing loans.Qualitative/subjective allocation increased $0.5 million in 4Q’20 (and by $11.2 million for full-year 2020) due to impact of: increased economic shock to high risk industries, elevated unemployment claims and the level of retail forbearance requests.CECL:Expect to adopt CECL on January 1, 2021 as allowed under the CARES Act extension. ECL day 1 impact range is $10.5 million to $12.5 million with $0.5 million to $1.5 million for unfunded commitments.Increase in the estimated day 1 adjustment range is due to certain discounted cash flow model enhancements.CECL Model Details:Discounted cash flow model with fourteen loan segments.Probability of default and loss given default based on long-term average for commercial loans and regression for mortgage and installment loans.Regression uses one year forecast / with immediate reversion to mean driven primarily by unemployment.Unemployment data: median of Bloomberg survey: 6.7% Q4, falls to 5.9% at the end of the one year forecast.Q factors: economic shock, forbearance activity, and loans in high risk industries.   Allocation of Incurred ALLL                $26,148   $35,429   $46,929  (1)  $9,281   $10,500  to  $12,500      12/31/19  ALLL  Reserve  Build  Under  Incurred Loss  12/31/20  Incurred  Loss  Reserve  "As If"  Day 1  CECL  Reserve    1/1/21  "As If"  ACL
 Historical Annual Results  6  (1) Excluding the impact of the $5.96 million re-measurement of net deferred tax assets in 2017, net income is $26.44 million, ROA is 1.00% and ROE is 10.10%.         Year Ended December 31,             ($M except per share data)    2016  2017  2018  2019  2020  5 Year CAGR                          Balance Sheet:                 Total Assets    $2,549   $2,789   $3,353   $3,565   $4,204   10.5%  Portfolio Loans     $1,608   $2,019   $2,583   $2,725   $2,734   11.2%  Deposits    $2,226   $2,401   $2,913   $3,037   $3,637   10.3%  Tangible Common Equity    $247   $263   $304   $317   $357   7.6%  Profitability:                 Pre-Tax, Pre-Provision Income    $31.6   $39.6   $50.6   $58.6   $81.9   21.0%  Pre-Tax, Pre-Prov / Avg. Assets    1.28%  1.50%  1.62%  1.70%  2.08%  -  Net Income(1)    $22.8   $20.5   $39.8   $46.4   $56.2   19.8%  Diluted EPS     1.05%  0.95%  1.68%  2.00%  2.53%  19.2%  Return on Average Assets(1)    0.92%  0.77%  1.27%  1.35%  1.43%  -  Return on Average Equity(1)    9.21%  7.82%  12.38%  13.63%  15.68%  -  Net Interest Margin (FTE)    3.52%  3.65%  3.88%  3.80%  3.34%  -  Efficiency Ratio     73.70%  69.20%  67.20%  64.90%  59.24%  -  Asset Quality:                 NPAs / Assets    0.72%  0.35%  0.29%  0.32%  0.21%  -  NPAs / Loans + OREO    1.14%  0.49%  0.38%  0.42%  0.32%  -  Reserves / Total Loans    1.26%  1.12%  0.96%  0.96%  1.30%  -  NCOs / Avg. Loans    0.06%  (0.06%)  (0.03%)  (0.02%)  0.11%  -  Capital Ratios:                 TCE Ratio    9.7%  9.4%  9.2%  9.0%  8.6%  -  Leverage Ratio     10.5%  10.6%  10.5%  10.1%  9.2%  -  Tier 1 Capital Ratio    14.7%  14.0%  13.3%  12.7%  13.3%  -  Total Capital Ratio    15.9%  15.2%  14.3%  13.7%  16.0%  -  Shareholder Value:                TBV/Share      $ 11.62    $ 12.34    $ 12.90    $ 14.08    $ 16.33   7.0%  Dividends Paid per Share     $ 0.34    $ 0.42    $ 0.60    $ 0.72    $ 0.80   18.7%  Value of Shares Repurchased      $ 16.85    $ -    $ 12.68    $ 26.28    $ 14.23   -
 4Q 2020 Financial Highlights  Income StatementPre-tax, pre-provision income was $20.6 million in the fourth quarter of 2020 compared to $17.0 million in the fourth quarter of 2019.Net income of $17.0 million, or $0.77 per diluted share compared to $13.9 million, or $0.61 per diluted share for the year ago quarter.Net interest income of $31.0 million, compared to $30.7 million, for the year ago quarter.Mortgage loan originations of $502.5 million, also, $388.6 million in mortgage loans sold with $15.9 million in net gains on mortgage loans compared to $6.4 million in net gains from the year ago quarter. Mortgage servicing rights change (the “MSR Change”) due to price of negative $0.9 million ($0.03 per diluted share, after taxes) compared to $0.6 million ($0.02 per diluted share, after taxes) in the fourth quarter of 2019. Provision for loan loss credit of $0.4 million compared to a credit of $0.2 million in the fourth quarter of 2019. Included within the fourth quarter 2020 provision for loan losses is a $0.5 million increase in the subjective/qualitative reserve.Balance Sheet/CapitalSecurities available for sale increased by $87.1 million.Total portfolio loans declined by $121.8 million.Total deposits grew by $39.6 million.Total stockholder’s equity increased by $16.4 million and tangible book value per share increased by 5.0% to $16.33 per share at December 31, 2020. Paid a 20 cent per share cash dividend on common stock on November 16, 2020.  7
 Our Michigan Markets  8  Source: S&P Global Market Intelligence and Company documents. Map does not include loan production offices. Deposit market share data based on FDIC Summary of Deposits Annual Survey as of June 30, 2020.Note: Loan and deposit balances exclude the loans and deposits (such as brokered deposits) that are not clearly allocable to a certain market region. Loans specifically exclude: $160 million of Ohio mortgage loans, $54 million of resort loans and $17 million of purchased mortgage loans.      94          96          75          69      Michigan’s premier community bank. #1 deposit market share amongst Michigan banks < $10B in assets and #10 deposit market share overall. Top 10 market share in 20 of 23 counties of operation – with opportunity to gain market share in attractive Michigan markets.Low cost and stable deposit base in East/”Thumb” and Central regions utilized to fund loan growth in the West and Southeast regions (higher growth & more metropolitan).Eight bank branches were closed (two on June 26, 2020 and six on July 31, 2020). The closures by region were: 3 in the East/”Thumb”, 2 in the Central and 1 each in the West, Northwest and Southeast. New full service bank branch opened in Brighton, Michigan in 4Q’20.11 Loan Production Offices (LPOs), including 9 throughout Michigan and 2 in Ohio (residential mortgage lending only).    Branches (61)    East / “Thumb”Branches: 20Deposits: $1,133MLoans: $460M  SoutheastBranches: 7Deposits: $468MLoans: $722M  CentralBranches: 10Deposits: $528MLoans: $205M  WestBranches: 20Deposits: $1,051MLoans: $803M  NorthwestBranches: 4Deposits: $289MLoans: $300M

   Select Economic Statistics  Unemployment Trends (%)  Total Employees (Thousands)  Regional Average Home Sales Price (Thousands)  Annualized Home Sales (Thousands)  9  Elevated unemployment rates due to COVID-19  As of Nov ‘20  Stable prices in key markets  Strong job growth prior to COVID-19  Slowing Michigan home sales

     Low Cost Deposit Franchise Focused on Core Deposit Growth  10  Substantially core funding – $3.2 billion of non-maturity deposit accounts (89.0% of total deposits).Total deposits increased $600.6 million (19.8%) since 12/31/19 with non-interest bearing up $301.2 million, savings and interest- bearing checking up $339.7 million, reciprocal up $125.2 million and time down $89.5 million.Cost of deposits increased due to a $1.6 million increase in interest expense due to accelerated amortization of deferred losses on de-designated derivative instruments. Deposits by Customer Type:Retail – 52.3%Commercial – 34.1%Municipal – 13.6%  Deposit Composition – 12/31/20  Deposit Highlights  Michigan Deposit Market Share  $3.6B  Core Deposits: 89.0%  Cost of Deposits (%)/Total Deposits ($B)  Note: Core deposits defined as total deposits less maturity deposits. Market share data as of 6/30/20.        Deposits in  Mkt.  Market  Share  Rank  Institution  ($M)  (%)  1  JPMorgan Chase & Co.   $63,501  22.3%  2  Comerica Inc.   $35,492  12.5%  3  Bank of America Corporation   $29,285  10.3%  4  Fifth Third Bancorp   $21,632  7.6%  5  PNC Financial Services Group   $21,220  7.5%  6  TCF Financial Corp.   $20,073  7.1%  7  Huntington Bancshares Inc.   $19,670  6.9%  8  Flagstar Bancorp Inc.   $17,184  6.0%  9  Citizens Financial Group Inc.   $6,372  2.2%  10  Independent Bank Corp.   $3,561  1.3%  Total for Institutions in Market  $284,300

 Diversified Loan PortfolioFocused on High Quality Growth  11  Lending Highlights  Note: Portfolio loans exclude loans HFS.  Portfolio loan changes in 4Q’20:Commercial – decreased $109.4 million. PPP loan balances decreased $91.4 million and totaled $169.8 million at December 31, 2020.Mortgage – decreased $8.1 million due to portfolio pay-downs and higher salable mix in new loan origination volume. Installment – decreased $4.3 million.Mortgage loan portfolio weighted average FICO and LTV of 748 and 71%, respectively and average balance of $191,000.Installment weighted average FICO of 759 and average balance of $21,000.Commercial loan rate mix:60% fixed / 40% variable.Indices – 59% tied to Prime, 38% tied to LIBOR and 3% tied to a US Treasury rate.Mortgage loan (including HECL) rate mix: 49% fixed / 51% adjustable or variable. Indices – 19% tied to Prime, 62% tied to LIBOR , 18% tied to a US Treasury rate and 1% tied to SOFR  Loan Composition – 12/31/20  $2.8B  Yield on Loans (%)/Total Portfolio Loans ($B)

 COVID-19 Programs – Loan Forbearances  12  Highlights  Loan Forbearances       12/31/2020      9/30/2020      6/30/2020      Current % Change from 6/30     Loan Type  #  $ (000’s)  % of portfolio  #  $ (000’s)  % of portfolio  #  $ (000's)  % of portfolio  #  $   Commercial  2  $163   0.01%  17  $25,105   1.90%  386  $210,486   15.40%  -99.5%  -99.9%   Mortgage  134  19,830  1.95%  197  32,091  3.10%  388  81,212  7.80%  -65.5%  -75.6%   Installment  48  1,412  0.30%  97  2,631  0.50%  280  7,459  1.60%  -82.9%  -81.1%   Total Portfolio Loans    184    $21,405   0.78%   311    $59,827   2.10%   1,054    $299,157   10.40%  -82.5%  -92.8%   Loans Serviced for Others  288  $42,897   1.44%  416  $66,279   2.30%  773  $114,839    4.2%  -62.7%  -62.6%  The table above reflects the status of loan forbearances for the last three quarters. The percent of the loan portfolio is based on loan dollars.Loan Forbearances:Forbearance period is generally three months for mortgage and installment loans and three or six months for commercial loans. Retail (mortgage and installment) loan forbearances are primarily principal & interest deferrals.Commercial loan forbearances are primarily principal deferrals only.Forbearance requests peaked in early June 2020 and have since significantly abated.

 COVID-19 Programs – Paycheck Protection Program (“PPP”)  13  Highlights  PPP Loan Portfolio  The table above reflects the status of PPP loans as of December 31, and September 30, 2020.Paycheck Protection Program:Forgiveness applications began to be submitted to the SBA in August 2020. SBA generally has 90 days to process forgiveness applications.Forgiveness application approvals and payments from the SBA began to be received in October 2020.Expect remaining unaccreted fees at December 31, 2020 to be accreted into interest income over the next 6 months with the heaviest activity over the next two quarters. This excludes any volume from the second round of the Paycheck Protection Program.   Description  12/31/20    9/30/20      #  ($ in 000’s)  #  ($ in 000’s)  Loans outstanding at quarter-end  1483    $ 169,782  2,117    $ 261,182   Average loans outstanding for the quarter  n/a   220,214  n/a   261,543    Forgiveness applications submitted to the SBA  808   122,962  197    37,223   Forgiveness applications processed and approved by the SBA  755   91,972  0   0   Fees accreted into interest income during the quarter  n/a    3,250  n/a    1,321   Unaccreted fees remaining at quarter-end  n/a   3,216  n/a   6,494   Average loan yield for the quarter  n/a   6.91%  n/a   3.04%

 Loan Portfolio Concentrations by Industry   Percentage concentrations are based on the entire commercial portfolio of $1.242 billion as of December 31, 2020.  Loans by Industry as a % of Total Commercial Loans ($ in millions)  Investor RE by Collateral Type as a % of Total Commercial Loans ($ in millions)  $830 million, or 66.9% of the commercial loan portfolio is C&I or owner occupied, while $412 million, or 33.3% is investment real estate.   14  Commercial Loan Portfolio Concentrations

 Investment Securities Portfolio  15  Highlights  High quality, liquid, diverse portfolio with relatively short duration.Fair value of $1.07 billion, an increase of $87.1 million in 4Q’20.Net unrealized gain of $20.0 million, representing 1.90% of amortized cost.Portfolio ratings: 63% AAA rated (or backed by the U.S. Government); 20% AA rated; 7% A rated; 7% BAA rated and 3% unrated.3.00 year estimated average duration with a weighted average yield of 2.12% (with TE gross up).Approximately 25.20% of the portfolio is variable rate.    $1.1B  Investment Portfolio by Type (12/31/20)  Investment Securities Activity – 4Q’20    Agency MBS, CMO & CMBS   Municipal/Govern-ment   Asset-backed  Private Label Mortgage    Corp.    Total     (Dollars in 000’s)            Purchases (at cost)  $51,811  $92,336  $40,624  $500  $11,798  $197,069  Repayments (a)  43,1961  15,018  50,427  2,262  168  111,434  Sales  --  --  --  --  --  --                Purchases in 4Q’20              Yield (TE)  1.56%  2.20%  1.36%  1.68%  3.07%  1.91%  Duration   2.78%  8.71%  0.36%  7.89%  4.49%  5.17%  Total repayments include $0.36 million of repayments on Treasury/Agency securities not shown in the table.

 Strong Capital Position  16   Source: S&P Global Market Intelligence and Company documents.Note: Company closed acquisition of TCSB Bancorp, Inc. in Q2 ‘18.  TCE / TA (%)   Leverage Ratio (%)   CET1 Ratio (%)   Total RBC Ratio (%)   IBCP Target 8.50% - 9.50 %  Capital retention to support (i) organic growth and (ii) acquisitions; and Return of capital through (i) strong and consistent dividend and (ii) share repurchases  Long-Term Capital Priorities:  Strong Capital Position

 HighlightsInterest rate sensitivity profile of the loan and securities portfolios, in combination with a low cost core deposit base, positions us as slightly asset sensitive.Net interest income decreased $1.0 million, or 3.0%, in 4Q’20 vs. 3Q’20 due primarily to a $1.5 million increase in interest expense on deposits. This increase is due to accelerated amortization of deferred loss on certain de-designated instruments. Net interest margin was 3.12% during the fourth quarter of 2020, compared to 3.70% in the year-ago quarter and 3.31% in the third quarter of 2020.  Yields, NIM and Cost of Funds (%)  Net Interest Income ($ in Millions)   Net Interest Margin/Income  17

 Linked Quarter Analysis  18  4Q’20 NIM Changes  Linked Quarter Average Balances and FTE Rates  Yield on average interest-earning assets declined 5 basis points.Earning asset growth was primarily in investments where the overall yield declined by 39 basis points due to elevated premium write downs on callable bonds and new investments being added at lower interest rates.Commercial loan yield benefited from the acceleration of PPP fees totaling $3.3 million. Funding costs increased by 21 basis points due primarily to $1.6 million in accelerated amortization of deferred loss on certain derivative instruments.  4Q’20 Highlights

 Strong Non-interest Income  19  Diverse sources of non-interest income – representing 41.9% of operating revenue in 4Q’20.COVID-19 has adversely impacted service charges on deposits. In addition, we have suspended certain electronic banking fees due to the enhanced need for customers to access this channel.Mortgage banking: $15.9 million in net gains on mortgage loans in 4Q’20 vs. $6.4million in the year ago quarter. A combination of higher sales volumes, stronger profit margins and fair value adjustments on the pipeline led to this increase.$502.5 million in mortgage loan originations in 4Q’20 vs. $302.5 million in 4Q’19 and $536.5 million in 3Q’20.4Q’20 mortgage loan servicing includes a $0.9 million ($0.03 per diluted share, after tax) decrease in fair value adjustment due to price compared to an increase of $0.6 million ($0.02 per diluted share, after tax) in the year ago quarter.       Source: Company documents.  $80.7M  2020 YTD Non-interest Income (millions)  Non-interest Income Trends ($M)  Highlights

 Focus on Improved Efficiency   20  Source: Company documents.  Non-interest Expense ($M)  Highlights   Efficiency Ratio (4 quarter rolling average)   Continued focus on expense control and driving positive operating leverage. 4Q’20 performance based compensation was $5.5 million compared to $4.3 million in 4Q’19 due primarily to an increase in the accrual for the annual management incentive compensation plan as a result of significant improvements in performance metrics reflecting the strong 4Q’20 results.4Q’20 non-interest expense included $1.54 million of conversion related expenses (associated with core data processing conversion that is in process).Eight branch closings in June/July 2020 with anticipated annual savings in excess of $1.3 million.Opportunities exist to gain additional efficiencies as we continue to optimize our delivery channels.

 Credit Quality Summary  Note 1: Non-performing loans and non-performing assets exclude troubled debt restructurings that are performing.Note 2: 12/31/16 30 to 89 days delinquent data excludes $1.63 million of payment plan receivables that were held for sale.  Non-performing Assets ($ in Millions)  ORE/ORA ($ in Millions)  Non-performing Loans ($ in Millions)  30 to 89 Days Delinquent ($ in Millions)  21

 Classified Assets and New Default Trends  Note: Dollars all in millions.  Total Classified Assets  Commercial Loan New Defaults  Total Loan New Defaults  Retail Loan New Defaults  22

 Troubled Debt Restructurings (TDRs)  TDR HighlightsWorking with client base to maximize sustainable performance.The specific reserves allocated to TDRs totaled $4.8 million at 12/31/20.A majority of our TDRs are performing under their modified terms but remain in TDR status for the life of the loan.87.3% of TDRs are current as of 12/31/20.Commercial TDR Statistics:30 loans with $10.1 million book balance.88.6% performing.WAR of 6.06% (accruing loans).Well seasoned portfolio; 87% of accruing loans are not only performing but have been for over a year since modification.Retail TDR Statistics:451 loans with $38.0 million book balance.95.8% performing.WAR of 4.57% (accruing loans).Well seasoned portfolio; over 94% of accruing loans are not only performing but have been for over a year since modification.  TDRs ($ in Millions)  87% of TDRs are Current  23

 Note: Dollars all in millions.   Provision for Loan Losses   Loan Net Charge-Offs/Recoveries   Allowance for Loan Losses  Credit Cost Summary  24

 Incurred Loss Model vs CECL  25  Incurred vs. CECL ($ in Thousands)  12/31/20 “As If” ACL and percent of loans calculated at midpoint of incremental range with additional $11.5 million at Day. The ACL to total loans ratio is approximately 1.80% excluding PPP loans.   % Loans  0.96%  1.30%  1.72%(1)  “As-if CECL” Illustrative Only    Incurred Loss Build  We delayed adopting CECL under the CARES Act:Increased visibility into the economic (local, regional, national) impact of the COVID-19 pandemic. Unemployment forecast sources exhibiting wide disparity.Relationship between unemployment and credit impacted by non-traditional factors, including “stay at home” executive orders, increased unemployment eligibility as well as supplemental unemployment benefits. Incurred Model:4Q’20 provision was a credit of $0.4 millionDecember 31, 2020 allowance for loan losses of $35.4 million or,1.30% of portfolio l
 Incurred Loss Model vs CECL  25  Incurred vs. CECL ($ in Thousands)  12/31/20 “As If” ACL and percent of loans calculated at midpoint of incremental range with additional $11.5 million at Day. The ACL to total loans ratio is approximately 1.80% excluding PPP loans.   % Loans  0.96%  1.30%  1.72%(1)  “As-if CECL” Illustrative Only    Incurred Loss Build  We delayed adopting CECL under the CARES Act:Increased visibility into the economic (local, regional, national) impact of the COVID-19 pandemic. Unemployment forecast sources exhibiting wide disparity.Relationship between unemployment and credit impacted by non-traditional factors, including “stay at home” executive orders, increased unemployment eligibility as well as supplemental unemployment benefits. Incurred Model:4Q’20 provision was a credit of $0.4 millionDecember 31, 2020 allowance for loan losses of $35.4 million or,1.30% of portfolio loans;1.43% of portfolio loans excluding PPP loans and remaining Traverse City State Bank acquired loans; and450% of non-performing loans.Qualitative/subjective allocation increased $0.5 million in 4Q’20 (and by $11.2 million for full-year 2020) due to impact of: increased economic shock to high risk industries, elevated unemployment claims and the level of retail forbearance requests.CECL:Expect to adopt CECL on January 1, 2021 as allowed under the CARES Act extension. CECL day 1 impact range is $10.5 million to $12.5 million with $0.5 million to $1.5 million for unfunded commitments.Increase in the estimated day 1 adjustment range is due to certain discounted cash flow model enhancements.CECL Model Details:Discounted cash flow model with fourteen loan segments.Probability of default and loss given default based on long-term average for commercial loans and regression for mortgage and installment loans.Regression uses one year forecast / with immediate reversion to mean driven primarily by unemployment.Unemployment data: median of Bloomberg survey: 6.7% Q4, falls to 5.9% at the end of the one year forecast.Q factors: economic shock, forbearance activity, and loans in high risk industries.   Allocation of Incurred ALLL                $26,148   $35,429   $46,929  (1)  $9,281   $10,500  to  $12,500      12/31/19  ALLL  Reserve  Build  Under  Incurred Loss  12/31/20  Incurred  Loss  Reserve  "As If"  Day 1  CECL  Reserve    1/1/21  "As If"  ACL

oans;1.38% of portfolio loans excluding PPP loans and remaining Traverse City State Bank acquired loans; and450% of non-performing loans.Qualitative/subjective allocation increased $0.5 million in 4Q’20 (and by $11.2 million for full-year 2020) due to impact of: increased economic shock to high risk industries, elevated unemployment claims and the level of retail forbearance requests.CECL:Expect to adopt CECL on January 1, 2021 as allowed under the CARES Act extension. CECL day 1 impact range is $10.5 million to $12.5 million with $0.5 million to $1.5 million for unfunded commitments.Increase in the estimated day 1 adjustment range is due to certain discounted cash flow model enhancements.CECL Model Details:Discounted cash flow model with fourteen loan segments.Probability of default and loss given default based on long-term average for commercial loans and regression for mortgage and installment loans.Regression uses one year forecast / with immediate reversion to mean driven primarily by unemployment.Unemployment data: median of Bloomberg survey: 6.7% Q4, falls to 5.9% at the end of the one year forecast.Q factors: economic shock, forbearance activity, and loans in high risk industries.   Allocation of Incurred ALLL                $26,148   $35,429   $46,929  (1)  $9,281   $10,500  to  $12,500      12/31/19  ALLL  Reserve  Build  Under  Incurred Loss  12/31/20  Incurred  Loss  Reserve  "As If"  Day 1  CECL  Reserve    1/1/21  "As If"  ACL

 2020 Outlook Update  Category  Outlook  Lending  Continued growthIBCP goal of mid- single digit (approximately 7%) overall loan growth in 2020, primarily supported by increases in commercial loans, mortgage loans and consumer loans. Expect much of this growth to occur in the last three quarters of 2020. This growth forecast also assumes a stable Michigan economy.Q4 Update: Loans decreased $121.8 million in the quarter due primarily to PPP loan forgiveness. Total loans increased $8.7 million from the prior year period. The economic impact of the COVID-19 pandemic created challenges in the companies lending environment that were unforeseen at the beginning of 2020.   Net Interest Income  Growth driven primarily by higher portfolio loan balances, expect total deposits (including brokered time) to grow by approximately 5% in 2020 IBCP goal of approximately a 2% increase in net interest income (NII) over 2019. Expect the net interest margin (NIM) to be relatively stable in 2020 and comparable to the 4Q’19 level but lower than the full year 2019 NIM. The forecast assumes no changes in the target federal funds rate in 2020 and long-term interest rates up very slightly over year end 2019 levels. Q4 Update: The interest rate environment for full-year 2020 has been very different than the original forecast. Actual short term rates declined 150 bps and long-term rates declined by approximately 100 bps. Actual NIM compression of 0.19% on a linked quarter basis. The decline in NIM was primarily driven by a onetime increase in interest expense of $1.6 million due to accelerated amortization of deferred loss on certain derivative instruments.  Provision for Loan Losses  Steady asset quality metricsVery difficult area to forecast. Future provision levels under CECL will be particularly sensitive to loan growth and mix, projected economic conditions, watch credit levels and loan default volumes. The allowance as a percentage of total loans was at 0.96% at 12/31/19. The initial (effective 1/1/2020) CECL adjustment is now expected to be approximately $8 million to $10 million. This revised lower range (compared to the 3Q’19 CECL estimate) primarily reflects the following factors: (i) a decline in commercial loan watch credits; (ii) a 4Q’19 update of the credit scoring of the retail loan portfolio reflecting improved scores; (iii) slightly higher prepayment rates in the retail loan portfolio; (iv) methodology refinements in the retail construction loan portfolio; and (v) changes in specific reserves. This CECL adjustment is still subject to certain final review procedures that will be completed in 1Q’20. A full year 2020 provision (expense) for loan losses of approximately 0.15% to 0.20% of average total portfolio loans would not be unreasonable.Q4 Update: We opted to delay implementation of CECL as described earlier. Actual YTD 2020 provision of $12.5 million (or 0.43% annualized of average total loans). This provision includes an increase in the qualitative/subjective reserve under the incurred method of $11.2 million (or 0.39% annualized of average total loans), due to the economic shock from the COVID-19 pandemic, elevated unemployment and forbearance activity. Future provision levels will depend on how deep and how long this economic disruption lasts and the impact on the loan portfolio. 1Q’21 provision will primarily depend on level of net loan charge-offs, new loan defaults and new forbearance activity (all were low in 4Q’20).  Non-interest Income  IBCP forecasted 2020 quarterly range of $11 million to $13.5 million with the total for the year up 3% to 4% from 2019 actual of $47.7 millionExpect mortgage loan origination volumes in 2020 to be down by approximately 15% due primarily to a decline in refinance activity. Expect overall mortgage banking revenues (gain on sale and mortgage loan servicing) to improve in 2020 due to not having any fair value write downs due to price for MSRs. Expect service charges on deposits and interchange income in 2020 to be collectively comparable to 2019 (i.e. a decline in servicing charges on deposits due to lower NSF fees to be largely offset by an increase in interchange income). Q4 Update: Actual non-interest income of $22.4 million was well above the high end of the range of $13.5 million. Very strong 4Q’20 mortgage loan origination volumes due to heavy refinance activity and solid purchase activity. $15.9 million in gains on mortgage loans were partially offset by $0.9 million of negative MSR fair value change due to price.   Non-interest Expenses  IBCP forecasted 2020 quarterly range of $27.5 to $28.5 million with the total for the year up very slightly (less than 1%) from the 2019 actual of $111.7 million.Expect total compensation and employee benefits to be slightly lower in 2020 compared to 2019 due primarily to a reduction in incentive compensation. Most other categories of non-interest expense expected to have small (1% to 2%) increases.Q4 Update: Actual non-interest expenses of $32.7 million were well above the high end of the range due primarily to an increased accrual for incentive compensation due to strong YTD financial performance and $1.5 million of conversion related expenses. Full-year 2020 non-interest expense totaled $122.4 million. The increase in 2020 compared to 2019 was driven primarily an increase in performance based compensation and expensive related to our data conversion.  Income Taxes  Approximately a 20% effective income tax rate in 2020. This assumes a 21% statutory federal corporate income tax rate during 2020.Q4 Update: Full-year 2020 actual effective income tax rate of 19.8%.  Share Repurchases  2020 share repurchase authorization at approximately 5% of outstanding shares. Expect total share repurchases in 2020 at just above the mid-point of this authorization.Q4 Update: Share repurchase activity initially ceased on March 16, 2020. Share repurchase plan was reactivated effective October 30, 2020. The Company purchased 30,027 shares at an average cost of $14.90 in fourth quarter of 2020. Total cost of the shares purchased was $0.4 million.   26

 2021 Outlook Update  Category  Outlook  Lending  Continued growthLoan payoffs related to the Paycheck Protection Program will make loan growth challenging in 2021. IBCP goal of low (1%) single digit overall loan growth (5% - 7% excluding PPP impact), primarily supported by increases in commercial loans, mortgage loans and consumer loans. This growth forecast also assumes an improving Michigan economy.  Net Interest Income  Growth driven primarily by higher average earning assetsIBCP goal of approximately a 0.5% increase in net interest income (NII) over 2020. Expect the net interest margin (NIM) to trend lower (0.10% - 0.15%) in 2021 compared to full-year 2020. Primary driver is a reduction in earing asset yield. The forecast assumes no changes in the target federal funds rate in 2021 and long-term interest rates up very slightly over year end 2020 levels.   Provision for Loan Losses  Steady asset quality metricsVery difficult area to forecast. Future provision levels under CECL will be particularly sensitive to loan growth and mix, projected economic conditions, watch credit levels and loan default volumes. The allowance as a percentage of total loans was at 1.30% at 12/31/20. The initial (effective 1/1/20210) CECL adjustment is now expected to be approximately $10.5 million to $12.5 million. This CECL adjustment is still subject to certain final review procedures that will be completed in 1Q’21. A full year 2021 provision (expense) for loan losses of approximately 0.25% to 0.35% of average total portfolio loans would not be unreasonable.  Non-interest Income  IBCP forecasted 2021 quarterly range of $13 million to $16 million with the total for the year down 30% to 35% from 2020 actual of $80.7 millionExpect mortgage loan origination volumes in 2021 to be down by approximately 30%. Expect overall mortgage banking revenues (gain on sale and mortgage loan servicing) to decline in 2020 due to lower volume as well as margin on loans sold. Expect service charges on deposits and interchange income in 2021 to be collectively comparable to 2020 (i.e. a decline in servicing charges on deposits due to lower NSF fees to be largely offset by an increase in interchange income).   Non-interest Expenses  IBCP forecasted 2021 quarterly range of $28.5 to $29.5 million with the total for the year down (4%-6%) from the 2020 actual of $122.4 million.Expect total compensation and employee benefits to be lower in 2021 compared to 2020 due primarily to a reduction in incentive compensation. Most other categories of non-interest expense expected to have small (1% to 2%) increases.  Income Taxes  Approximately a 20% effective income tax rate in 2021. This assumes a 21% statutory federal corporate income tax rate during 2021.   Share Repurchases  2021 share repurchase authorization at approximately 5% of outstanding shares. Expect total share repurchases in 2021 at the mid-point of this authorization.  27

  Strategic Initiatives  28    Improve net interest income via balanced loan growth, disciplined risk adjusted loan pricing and active management of deposit pricing. Innovative and targeted customer acquisition, retention and cross sales strategies leveraging data analytics, inside sales staff, and intra-company referrals with strategic business unit partners.Add new customers and grow revenue through outbound calling.Add new customers and grow revenue through the addition of new talented sales professionals in our existing markets. Supplement our organic growth initiatives via selective and opportunistic bank acquisitions and branch acquisitions.    Growth      Completion of core data processing provider contract.On-going branch optimization: including assessing existing locations; new locations; service hours; staffing; workflow; and our leveraging of existing technology. Modernize branch delivery technology/systems.Expand Digital Branch (Call Center) services.All business lines and departments: streamline/automate operating processes and workflows Build/enhance dashboard reporting and business intelligence.   Process Improvement & Cost Controls      We recognize that the path to organizational success is through the success of each and every one of our team members. Accordingly we encourage and support the professional development of our colleagues through our IB Leadership Program, mentoring and other initiatives. We are passionate about our desire to ensure that our team members are empowered and supported in a way that will best position them to serve our customers. We believe that if we are committed to the well-being of our team members, and recognize and reward their contributions, they will ensure our success.   Talent Management       Maintain strong, high quality, capital levels – augmented by consistent earnings. Maintain excellent asset quality and strong proactive monitoring.Active liquidity and interest rate risk monitoring and management.Strong, independent and collaborative risk management, utilizing 3 layers of defense (business unit, risk management and internal audit). Effective operational controls with special emphasis on cyber security, fraud prevention, regulatory compliance, crisis communications and business continuity plan.Effective working relationships with banking regulators and other key outside oversight partners.   Risk Management

 Q&A and Closing Remarks  Question and Answer SessionClosing RemarksThank you for attending!NASDAQ: IBCP  29